SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): September 17, 2001

BAY VIEW SECURITIZATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376
State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California	94404
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: (650) 294-7714

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1    Monthly Servicer's Reports dated August 31, 2001

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BY:	BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: September 17, 2001	By:	/s/ Michael J. LaOrange
Michael J. LaOrange Vice President